EXHIBIT 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2012	2011

ASSETS

Current Assets:
Cash and Cash Equivalents	$45,748	$6,559
Receivables, Net	792,822	488,002
Unbilled Revenues	216,040	175,207
Fuel, Materials and Supplies	267,713	248,958
Regulatory Assets	705,025	255,144
Marketable Securities	91,975	70,970
Prepayments and Other Current Assets	107,972	112,632
Total Current Assets	2,227,295	1,357,472

Property, Plant and Equipment, Net	16,605,010	10,403,065

Deferred Debits and Other Assets:
Regulatory Assets	5,132,411	3,267,710
Goodwill	3,519,401	287,591
Marketable Securities	400,329	60,311
Derivative Assets	90,612	98,357
Other Long-Term Assets	327,766	172,560
Total Deferred Debits and Other Assets	9,470,519	3,886,529

Total Assets	$28,302,824	$15,647,066

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2012	2011

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes Payable	$1,120,196	$317,000
Long-Term Debt - Current Portion	763,338	331,582
Accounts Payable	764,350	633,282
Regulatory Liabilities	134,115	167,844
Derivative Liabilities	117,194	107,558
Other Current Liabilities	744,497	390,416
Total Current Liabilities	3,643,690	1,947,682

Rate Reduction Bonds	82,139	112,260

Deferred Credits and Other Liabilities:
Accumulated Deferred Income Taxes	3,463,347	1,868,316
Regulatory Liabilities	540,162	266,145
Derivative Liabilities	882,654	959,876
Accrued Pension, SERP and PBOP	2,130,497	1,326,037
Other Long-Term Liabilities	967,561	420,011
Total Deferred Credits and Other Liabilities	7,984,221	4,840,385

Capitalization:
Long-Term Debt	7,200,156	4,614,913

Noncontrolling Interest - Preferred Stock of Subsidiaries	155,568	116,200

Equity:
Common Shareholders' Equity:
Common Shares	1,662,547	980,264
Capital Surplus, Paid In	6,183,267	1,797,884
Retained Earnings	1,802,714	1,651,875
Accumulated Other Comprehensive Loss	(72,854)	(70,686)
Treasury Stock	(338,624)	(346,667)
Common Shareholders' Equity	9,237,050	4,012,670
Noncontrolling Interests	-	2,956
Total Equity	9,237,050	4,015,626
Total Capitalization	16,592,774	8,746,739

Total Liabilities and Capitalization	$28,302,824	$15,647,066

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended December 31,
(Thousands of Dollars, Except Share Information)	2012	2011

Operating Revenues	$1,683,952	$1,068,033

Operating Expenses:
Purchased Power, Fuel and Transmission	544,254	372,431
Operations and Maintenance	395,600	306,484
Depreciation	149,212	79,408
Amortization of Regulatory Assets, Net	4,910	4,427
Amortization of Rate Reduction Bonds	39,875	17,865
Energy Efficiency Programs	104,060	31,757
Taxes Other Than Income Taxes	114,648	70,792
Total Operating Expenses	1,352,559	883,164
Operating Income	331,393	184,869

Interest Expense:
Interest on Long-Term Debt	83,636	59,725
Interest on Rate Reduction Bonds	1,000	1,722
Other Interest	(547)	4,262
Interest Expense	84,089	65,709
Other Income, Net	4,838	8,638
Income Before Income Tax Expense	252,142	127,798
Income Tax Expense	75,547	13,019
Net Income	176,595	114,779
Net Income Attributable to Noncontrolling Interests	1,879	1,480
Net Income Attributable to Controlling Interest	$174,716	$113,299

Basic and Diluted Earnings Per Common Share	$0.55	$0.64

Dividends Declared Per Common Share	$0.34	$0.28

Weighted Average Common Shares Outstanding:
Basic	314,929,366	177,645,092
Diluted	315,914,389	178,093,879

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars, Except Share Information)	2012	2011	2010

Operating Revenues	$6,273,787	$4,465,657	$4,898,167

Operating Expenses:
Purchased Power, Fuel and Transmission	2,084,364	1,657,914	2,034,501
Operations and Maintenance	1,583,070	1,095,358	1,001,349
Depreciation	519,010	302,192	300,737
Amortization of Regulatory Assets, Net	79,762	91,080	90,054
Amortization of Rate Reduction Bonds	142,019	69,912	232,871
Energy Efficiency Programs	313,149	131,415	124,023
Taxes Other Than Income Taxes	434,207	323,610	314,741
Total Operating Expenses	5,155,581	3,671,481	4,098,276
Operating Income	1,118,206	794,176	799,891

Interest Expense:
Interest on Long-Term Debt	316,987	231,630	231,089
Interest on Rate Reduction Bonds	6,168	8,611	20,573
Other Interest	6,790	10,184	(14,371)
Interest Expense	329,945	250,425	237,291
Other Income, Net	19,742	27,715	41,916
Income Before Income Tax Expense	808,003	571,466	604,516
Income Tax Expense	274,926	170,953	210,409
Net Income	533,077	400,513	394,107
Net Income Attributable to Noncontrolling Interests	7,132	5,820	6,158
Net Income Attributable to Controlling Interest	$525,945	$394,693	$387,949

Basic Earnings Per Common Share	$1.90	$2.22	$2.20

Diluted Earnings Per Common Share	$1.89	$2.22	$2.19

Weighted Average Common Shares Outstanding:
Basic	277,209,819	177,410,167	176,636,086
Diluted	277,993,631	177,804,568	176,885,387

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars)	2012	2011	2010

Operating Activities:
Net Income	$533,077	$400,513	$394,107
Adjustments to Reconcile Net Income to Net Cash Flows
Provided by Operating Activities:
Bad Debt Expense	36,275	16,420	31,352
Depreciation	519,010	302,192	300,737
Deferred Income Taxes	292,000	196,761	210,939
Pension, SERP and PBOP Expense	218,540	133,000	103,861
Pension and PBOP Contributions	(295,028)	(191,101)	(90,633)
Regulatory (Under)/Over Recoveries, Net	(259,853)	(70,863)	26,289
Amortization of Regulatory Assets, Net	79,762	91,080	90,054
Amortization of Rate Reduction Bonds	142,019	69,912	232,871
Derivative Assets and Liabilities	(10,455)	(35,441)	(11,812)
Other	17,032	(29,751)	(72,151)
Changes in Current Assets and Liabilities:
Receivables and Unbilled Revenues, Net	(20,214)	17,570	(51,285)
Fuel, Materials and Supplies	34,321	(11,033)	38,126
Taxes Receivable/Accrued, Net	(5,450)	49,642	(82,103)
Accounts Payable	(128,339)	18,916	(44,355)
Other Current Assets and Liabilities, Net	8,532	12,569	17,466
Net Cash Flows Provided by Operating Activities	1,161,229	970,386	1,093,463

Investing Activities:
Investments in Property, Plant and Equipment	(1,472,272)	(1,076,730)	(954,472)
Proceeds from Sales of Marketable Securities	317,294	149,441	174,865
Purchases of Marketable Securities	(348,629)	(151,972)	(177,204)
Proceeds from Sale of Assets	-	46,841	-
Other Investing Activities	35,683	13,833	(1,157)
Net Cash Flows Used in Investing Activities	(1,467,924)	(1,018,587)	(957,968)

Financing Activities:
Cash Dividends on Common Shares	(375,047)	(194,555)	(180,542)
Cash Dividends on Preferred Stock	(7,029)	(5,559)	(5,559)
Increase in Short-Term Debt	825,000	50,000	166,687
Issuance of Long-Term Debt	850,000	627,500	145,000
Retirements of Long-Term Debt	(839,136)	(369,586)	(4,286)
Retirements of Rate Reduction Bonds	(114,433)	(69,312)	(260,864)
Other Financing Activities	6,529	(7,123)	512
Net Cash Flows Provided by/(Used in) Financing Activities	345,884	31,365	(139,052)
Net Increase/(Decrease) in Cash and Cash Equivalents	39,189	(16,836)	(3,557)
Cash and Cash Equivalents - Beginning of Year	6,559	23,395	26,952
Cash and Cash Equivalents - End of Year	$45,748	$6,559	$23,395

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus or intended for use in connection with any purchase or sale of securities.